Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENCIES [Abstract]
Commitments and Contingencies

28. COMMITMENTS AND CONTINGENCIES

The Group has future rental commitments related to its bandwidth leasing charges, office rental, fees for operating rights of licensed games in development, interest payment and certain other services as follows:

	Bandwidth leasing (in thousands)	Office rental (in thousands)	Fees for operating rights of licesed games in development (in thousands)	Interest payment commitment	Others (in thousands)
2015	$5,941	$8,362	$5,554	$6,845	$577
2016	424	6,857	150	6,484	245
2017 and thereafter	—	7,047	—	3,614	25

Total minimum payments required	$6,365	$22,266	$5,704	16,943	$847

Rental expenses, including bandwidth leasing charges and office rental, were approximately $23.1 million, $30.2 million, and $48.4 million, respectively, for the years ended December 31, 2012, 2013 and 2014 and were charged to the statement of comprehensive income as incurred.

Amounts outstanding under the short-term bank loans and long-term bank loans as of December 31, 2014 were $370 million, all of which carried a floating rate of interest based on the London Inter-Bank Offered Rate (“LIBOR”). These bank loans were secured by an equivalent or greater amount of RMB deposits by Changyou in the onshore branches of such banks. The Company is required to repay principal of the loans in the amount of $25.5 million in 2015, $25.5 million in 2016 and $319 million in 2017. The Company estimated the interest it expected to pay based on LIBOR as of December 31, 2014, which would be $6.8 million in 2015, $6.5 million in 2016 and $3.6 million in 2017.

The Group estimated the future capital commitments related to expenditures for rights to titles and characters for games in development, operating rights of licensed game with technological feasibility and cinema advertising slot rights to be as follows:

	Expenditures for rights to titles and characters for games in development (in thousands)	Expenditures for operating rights of licensed games with technological feasibility(in thousands)	Cinema advertising slot rights (in thousands)
2015	$1,101	$7,484	$16,206
2016	1,859	9,401	12,566
2017 and thereafter	—	16,850	13,847

Total minimum payments required	$2,960	$33,735	$42,619

The Group did not have any other significant capital and other commitments or guarantees as of December 31, 2014.

The Group did not have any material interest or penalties associated with tax positions nor did the Company have any significant unrecognized uncertain tax positions as of December 31, 2014.

The Group is not currently a party to any legal proceeding, investigation or claim which, in the opinion of the Group’s management, is likely to have a material adverse effect on the business, financial condition or results of operations.

The Group has not recorded any legal contingencies as of December 31, 2014.